Loss Per Share	12 Months Ended
Dec. 31, 2022
Earnings Per Share [Abstract]
Loss Per Share	Loss Per Share
Basic and diluted loss per share is determined using the following information:

	For the years ended December 31,
	2022	2021	2020
Numerator:
Basic and diluted (loss) income from continuing operations:
Net loss attributable to Venator Materials PLC ordinary shareholders	$(188)	$(77)	$(112)
Denominator:
Weighted average shares outstanding	107.9	107.2	106.7
Potential dilutive impact of share-based awards(1)	—	—	—
 (1) The potentially dilutive impact of share-based awards was excluded from the calculation of net loss per share for the twelve months ended December 31, 2022, 2021, and 2020 because there is an anti-dilutive effect as we are in net loss positions.
The number of anti-dilutive employee share-based awards excluded from the computation of diluted EPS was 5 million for the year ended December 31, 2022, 3 million for the year ended December 31, 2021, and 4 million for the year ended December 31, 2020.